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                                                                   Exhibit c(4)



                        CERTIFICATE OF THE DESIGNATIONS,
                     VOTING POWERS, PREFERENCES AND RELATIVE
                    PARTICIPATING, OPTIONAL AND OTHER SPECIAL
                           RIGHTS AND QUALIFICATIONS,
                         LIMITATIONS OR RESTRICTIONS OF
                     CONVERTIBLE SERIES A PREFERRED STOCK OF
                               ANTEX BIOLOGICS INC


       Pursuant to Section 151 of the General Corporation Law of the State of Delaware, Antex Biologics Inc. (the "Company"), a corporation organized and existing under the General Corporation Law of the State of Delaware, in accordance with the provisions of Section 103 thereof, DOES HEREBY CERTIFY:

       That, pursuant to the authority conferred upon the Board of Directors of the Company by Article Fourth of the Certificate of Incorporation of the Company (the "Certificate of Incorporation"), the Board of Directors of the Company on March 15, 2000, adopted the following resolution creating a series of Preferred Stock, par value $.01 per share, designated as Series A Convertible Preferred
Stock:

       RESOLVED, that, pursuant to the authority vested in the Board of Directors of Antex Biologics Inc. (the "Company") in accordance with the provisions of the Certificate of Incorporation of the Company, a series of Preferred Stock, par value $.01 per share, of the Company is hereby created and that the designation and number of shares thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof, are as follows:

       Section 1.    Designation, Par Value and Amount.

       The shares of such series shall be designated as "Series A Convertible Preferred Stock" (hereinafter referred to as "Series A Preferred Stock"). The number of shares initially constituting such series shall be 100,000.

       Section 2.    Voting Rights

       The holders of Series A Preferred Stock shall not be entitled to vote on any matter, except to the extent provided herein or as required by the Delaware General Corporation Law.

       Section 3     Dividends

       The holders of Series A Preferred Stock shall not be entitled to any dividends.

       Section 4     Conversion

              (a) Each one-hundredth of a share of Series A Preferred Stock shall be convertible at the option of the holder thereof, at any time after March 15, 2001 and from time to time thereafter, into one share of fully paid and non-assessable share of the


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       Company's common stock, par value $0.01 per share ("Common Stock"), without the payment of any additional consideration.

              (b) If any fraction (calculated to the nearest one-hundredth) of a share of Common Stock or other security would, except for the provisions of this Section 4(b), be issuable upon the conversion of one one-hundredth of a share of Series A Preferred Stock, the Company shall deliver, in lieu of such fractional security, an amount in cash equal to the current value of such fraction computed on the basis of the closing market price on the trading day immediately preceding the date of conversion. Each holder of Series A Preferred Stock expressly waives any right to receive any fractional security upon conversion. The "closing market price" of such fractional interest shall be determined as follows:

                     (i) If the Common Stock or other security is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange, the closing market price shall be the last reported sale price of the Common Stock or other security on such exchange on the trading day immediately preceding the date of conversion or if no such sale has occurred on such day, the average closing bid and asked prices for the immediately preceding day on such exchange; or

                     (ii) If paragraph (i) above shall not be applicable, the closing market price shall be the last reported sale price on the trading day immediately preceding the date of conversion as reported by The National Market System of the National Association of Securities Dealers, Inc. or if no such sale has occurred on such day, the average closing high bid and low asked prices for such day as so reported, if the Common Stock qualifies as a NASDAQ/NMS security; or

                     (iii) If neither paragraph (i) nor (ii) above shall be applicable, the closing market price shall be the last reported sale price as furnished by the National Association of Securities Dealers, Inc. electronic inter-dealer quotation system ("NASDAQ") or, if last reported sale prices are not so furnished, then the average of the high and the low asked prices furnished by NASDAQ, in either case on the trading day immediately preceding the date of conversion, or if not so quoted on NASDAQ, the closing market price shall be the closing bid as reported by the OTC Bulletin Board for the last trading day prior to the date of exercise; provided that the term "trading day" as used in this sentence shall mean a day on which trading in securities took place in the domestic over-the-counter market; or

                     (iv) If none of paragraphs (i), (ii) or (iii) above shall be applicable, the closing market price shall be an amount determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

              (c) In order for a holder of shares of Series A Preferred Stock to convert such shares, the holder shall surrender the certificate or certificates evidencing ownership of such shares of Series A Preferred Stock at the office of the transfer agent for the shares of




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       Series A Preferred Stock (or at the principal office of the Company if it serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares of the Series A Preferred Stock represented by such certificates. Such notice shall state such holder's name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. If required by the Company, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to it, duly executed by the registered holder or his or its attorney-in-fact duly authorized in writing.

              (d) The date of receipt of such certificates and notice by the transfer agent (or by the Company, if it serves as its own transfer agent) shall be the conversion date.

              (e) The number and kind of securities or other property into which the Series A Preferred Stock may be converted shall be subject to adjustment from time to time upon the occurrence, after the date hereof, of the following events:

                     (i) If the Company shall issue shares of Common Stock as a stock dividend or subdivide the number of outstanding shares of Common Stock into a greater number of shares, then the number of shares of Common Stock issuable upon conversion of each share of Series A Preferred Stock shall be proportionately increased; and if the Company shall combine the outstanding shares of Common Stock into a lesser number of shares, then the number of shares of Common Stock issuable upon conversion of each share of Series A Preferred Stock shall be proportionately reduced.

                     (ii) In case of any change in the Common Stock through merger, consolidation, reclassification, reorganization, partial or complete liquidation, or other change in the capital structure of the Company, then, as a condition of the change in the capital structure of the Company, lawful and adequate provision will be made so that the holders of shares of Series A Preferred Stock shall have the right thereafter to receive, upon conversion of such shares, the kind and amount of shares of stock or other securities or property to which such holder would have been entitled if, immediately prior to such merger, consolidation, reclassification, reorganization, recapitalization, or other change in the capital structure, such holder had held the number of shares of Common Stock obtainable upon the conversion of the Series A Preferred Stock. In any such case, appropriate adjustments will be made in the application of the provisions set forth herein with respect to the rights and interest thereafter of the holders of shares of Series A Preferred Stock to the end that the provisions set forth herein will thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of shares of Series A Preferred Stock.


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                     (iii)  In case the Company shall take a record of the
                     holders of its Common Stock for the purpose:

                            (A) of entitling them to receive a dividend or any other distribution in respect of the Common Stock payable in cash or other property (other than ordinary dividends payable out of retained earnings); or

                            (B) of entitling them to subscribe for or purchase any shares of stock of any class or to receive any other rights; or

                            (C) of any classification, reclassification or other reorganization of its capital stock, consolidation or merger with or into another corporation, or conveyance of all or substantially all of its assets; or

                            (D) of the voluntary or involuntary dissolution, liquidation or winding up;

                     then, and in any such case, the Company shall mail to each holder of shares of Series A Preferred Stock, at least 15 days prior thereto, a notice stating the date or expected date on which a record is to be taken for the purpose of such dividend, distribution or rights, or the date on which such classification, reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up, as the case may be, is to take place. Such notice shall also specify the date or expected date, if any is to be fixed, on which said dividend, distribution or rights, or an exchange of shares of Common Stock for securities or other property deliverable upon such classification, reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up, as the case may be, is expected to occur.

                     (iv) Whenever an adjustment required by the provisions of this paragraph (e) shall occur, the Company shall forthwith file in the custody of its Secretary at its principal office and with the transfer agent, if any, for the Series A Preferred Stock an officer's certificate showing the adjustment or adjustments determined as therein provided, setting forth in reasonable detail the facts requiring such adjustment, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by a registered holder of Series A Preferred Stock and the Company forthwith after each such adjustment, shall mail a copy of such certificate to each registered holder, and thereafter said certificate shall be conclusive and shall be binding upon each registered holder unless contested by such holder by written notice to the Company within ten days after receipt of the certificate by the holder. The




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              Company's transfer agent, if any, shall be deemed to have
              knowledge of any adjustment unless and until it shall have received such certificate.

       Section 5     Liquidation, Dissolution or Winding Up.

       Subject to the prior and superior rights of holders of any shares of any other series of Preferred Stock and any other class of equity securities of the Company ranking prior and superior to the shares of Series A Preferred Stock, in the event of a liquidation, dissolution or winding up (voluntary or otherwise) of the Company, each share of Series A Preferred Stock shall be entitled to participate in any distribution of assets pursuant thereto with the holders of the shares of Common Stock on an as-if-converted basis.

       Section 6.    No Retirement or Sinking Fund.

       The shares of Series A Preferred Stock shall not be subject to or entitled to the operation of a retirement or sinking fund.

       Section 7.    Ranking.

       The Series A Preferred Stock shall rank junior to all other series of the Preferred Stock of the Company as to the payment of dividends and as to the distribution of assets upon the liquidation, dissolution or winding up of the Company, unless the terms of any such other series of Preferred Stock shall provide otherwise.

       Section 8.    Reacquired Shares.

       Any shares of Series A Preferred Stock purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock, and may be reissued as part of a new series of Preferred Stock in accordance with the Certificate of Incorporation and applicable law.

       Section 9.    Amendment.

       None of the powers, preferences and relative, participating, optional and other special rights of the Series A Preferred Stock as provided herein or in the Certificate of Incorporation shall be amended in any manner which would alter or change the powers, preferences, rights or privileges of the holders of Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least 66-2/3% of the outstanding shares of Series A Preferred Stock, voting as a separate class.



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       IN WITNESS WHEREOF, this Certificate of Designation is executed on behalf of the Company by its President and attested by its Secretary this 15th day of March, 2000.




ATTEST:                                      ANTEX BIOLOGICS INC.




/s/ Gregory C. Zakarian                      /s/ V.M. Esposito
----------------------------                 ---------------------------------
Gregory C. Zakarian                          V.M. Esposito
Secretary                                    President & Chief Executive Officer



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